SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 30, 1997


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of October 1, 1997 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 1997-HS5)

                   Residential Funding Mortgage Securities II
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-28025         41-1808858
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
of Incorporation)                   File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota    55437
 (Address of Principal (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




[TPW:  NY01:0613124.02]  16069-00420  10/21/97  2:43PM

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

     1.  Pooling  and  Servicing  Agreement,  dated as of  October 1, 1997 among
Residential Funding Securities II, Inc. as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

[TPW:  NY01:0613124.02]  16069-00420  10/21/97  2:43PM

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:
                               Name:     Randy Van Zee
                               Title:     Vice President


Dated: October 30, 1997


[TPW:  NY01:0613124.02]  16069-00420  10/21/97  2:43PM

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE
                                 SECURITIES II, INC.


                                 By:   /s/  Randy Van Zee
                                 Name:      Randy van Zee
                                 Title:     Vice President


Dated: October 30, 1997


[TPW:  NY01:0613124.02]  16069-00420  10/21/97  2:43PM

                                                     EXHIBITS



[TPW:  NY01:0613124.02]  16069-00420  10/21/97  2:43PM